SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED ADVISORY AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED ADVISORY AGREEMENT is entered into as of April 13, 2012, among American Realty Capital New York Recovery REIT, Inc. (the “Company”), New York Recovery Operating Partnership, L.P. (the “OP”) and New York Recovery Advisors, LLC (the “Advisor”).

RECITALS

WHEREAS, the Company, the OP and the Advisor entered into that certain Second Amended and Restated Advisory Agreement (the “Advisory Agreement”), dated as of September 2, 2010, as amended on June 23, 2011; and

WHEREAS, pursuant to Section 24 of the Advisory Agreement, the Company, the OP and the Advisor desire to make certain amendments to the Advisory Agreement.
NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Amendment to Section 10(d) of the Advisory Agreement. Effective April 13, 2012, Section 10(d) of the Advisory Agreement is hereby replaced in its entirety with the following:

“(d)    Asset Management Fee. The Company shall pay an Asset Management Fee to the Advisor or its assignees as compensation for services rendered in connection with the management of the Company’s assets in an amount equal to 0.75% per annum of Average Invested Assets; provided, however, that the Asset Management Fee shall be reduced by any amounts payable to New York Recovery Properties, LLC under Section 4.2 of the Management Agreement (the “Oversight Fees”), such that the aggregate of the Asset Management Fee and the Oversight Fees does not exceed 0.75% per annum of Average Invested Assets. The Asset Management Fee is payable on the first business day of each month for the respective current month in the amount of 0.0625% of Invested Assets as of such date.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this agreement as of the date first set forth above.

AMERICAN REALTY CAPITAL NEW YORK RECOVERY REIT, INC.

By:    ___/S/Edward M. Weil_____
Name:    Edward M. Weil, Jr.
Title:    President

NEW YORK RECOVERY OPERATING PARTNERSHIP, L.P.

By:	American Realty Capital New York Recovery REIT, Inc.,

its General Partner

By:    ___/S/Edward M. Weil_____
Name:    Edward M. Weil, Jr.
Title:    President

NEW YORK RECOVERY ADVISORS, LLC

By:	New York Recovery Special Limited Partnership, LLC,

its Member

By:	American Realty Capital III, LLC,

its Managing Member

By:    ___/S/ Nicholas S. Schorsch____
Name:    Nicholas S. Schorsch
Title:    Authorized Signatory